UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: November 11, 2016

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Hans Rigendinger, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

+ 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

_____________________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLOSURE

Attached hereto is a corporate presentation that includes financial projections made part of a business development update for SunVesta, Inc. (“Company”) stockholders and other interested parties. Our corporate presentation is also available for view on the Company’s website at www.sunvesta.com.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall same be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in any such filings, except to the extent expressly set forth by specific reference in such filing.

Financial Projections

The Company does not, as a matter of course, make public forecasts or projections as to future financial performance. However, as a part of its present efforts to progress the project, management has determined to publish certain prospective financial information to forecast future financial performance. The intention being to keep those interested in the Paradisus Papagayo Bay Resort and Luxury Villas project abreast of the Company’s expectations.

None of the included financial projects were prepared with a view towards public disclosure. Nonetheless,

the financial projections were prepared on a reasonable basis to reflect the best estimates and judgments available as of the date of preparation, to the best of management’s knowledge and belief, to forecast the future financial performance of the Paradisus Papagayo Bay Resort and Luxury Villas project. However,

these financial projections are not realized and should not be relied upon as being indicative of future results. Readers are cautioned not to place undue reliance on these financial projections. Neither our independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the financial projections furnished herewith, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and they assume no responsibility for these financial projections. While presented with numeric specificity, the financial projections furnished herewith reflect numerous important assumptions, many of which are highly subjective, made by our management in light of business, industry and market conditions at the time of preparation.

The Company does not intend to update or otherwise revise the financial projections to reflect circumstances existing or events occurring, including changes in general economic or industry conditions,

since its preparation, even if any or all of the underlying assumptions are shown to be in error.

Use of Non-GAAP Financial Measures

As a general matter, the Company provides its financial results in accordance with accounting principles generally accepted in the United States (GAAP). The Company also uses non-GAAP financial measures in addition to and in conjunction with corresponding GAAP measures to help analyze the anticipated performance of its business.

Providing non-GAAP financial measures is not an alternative to GAAP financial measures and may differ from non-GAAP financial measures used by other companies in the hospitality industry. Non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliation of corresponding GAAP financial measures, provide a more complete understanding of results of operations and the factors and trends affecting our business.

However, non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. In particular, the

Company presents adjusted EBITA, which is a non-GAAP financial measure. Adjusted EBITA is calculated as earnings, adjusted to exclude certain expenses, including goodwill impairment, stock based compensation, expenses associated with a review of the Company’s stock option granting practices,

foreign exchange gains and losses, purchase accounting adjustments, certain non-recurring charges and gains, interest, taxes, depreciation and amortization. Adjusted EBITA is calculated by dividing adjusted

EBITA by revenues. The Company believes that the most directly comparable GAAP financial measure to adjusted EBITA is net income (loss).

The Company has not included a reconciliation of the forward-looking non-GAAP financial measure adjusted EBITA to the most directly comparable GAAP financial measure of net income (loss), due to the variability and difficulty in making accurate forecasts and projections, and due to certain information not being ascertainable or accessible. Not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measures is available to the Company without unreasonable effort. The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that such GAAP financial measures may be materially different from the corresponding non-

GAAP financial measures.

Financial Projections are Forward Looking Statements

All the expectations, plans and assumptions contained in and used to prepare the attached financial projections, as wells as the projections themselves, constitute forward-looking statements that involve risks and uncertainties. Accordingly, there can be no assurance that the financial projections are indicative of our future performance or that the actual results will not differ materially from those presented in the financial projections. Inclusion of financial projections should not be regarded as a representation of any person that the results contained in the financial projections will be achieved. Examples of forward-

looking statements include, but are not limited to, assumptions contained in the financial projections with respect to annual revenue growth, cost of revenues, gross profit, and overhead or operating expenses,

Examples of forward-looking statements that underlie these assumptions include (i) our expectation that the project will be completed; (ii) our beliefs regarding the basis for growth; (iii) our expectations regarding future cash generating capability; (iv) our belief regarding the positioning of our business and decisions we continue to make in response to a competitive economic environment; (v) our expectations regarding revenue; (vi) our expectations regarding our ability  to achieve profitability in connection with our growth initiatives; and (vii) our expectations for EBITA, adjusted EBITA and capital expenditures.

Important factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to (i) the emergence of new competitive initiatives, (ii) changes in business conditions and volatility or uncertainty in the markets that we serve, (iii) our ability to execute our business plan, (iv) the extent of adoption of our hospitality services, (v) fluctuations in the market and pricing for our services, (vi) other risks and uncertainties.

Forward looking statements are only as of the date made, and the Company has no current intention to update any forward-looking statements.

___________________________________________________________________________________

__________________________________________________________________________________

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is included as part of this Current Report:

Exhibit No.

Description

99.1

SunVesta, Inc. corporate presentation dated November 11, 2016.

___________________________________________________________________________________

SIGNATURES

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

Date

By: /s/ Hans Rigendinger

November 11, 2016

Name: Hans Rigendinger

Title: Chief Executive Officer and Chief Financial Officer

4